Exhibit 10.7

AMENDED AND RESTATED GUARANTY AGREEMENT

This Amended and Restated Guaranty Agreement (this “Guaranty”) dated as of March 31, 2010 is made by each of the undersigned (individually each a “Guarantor” and collectively, the “Guarantors”) in favor of WHITEBOX ADVISORS LLC, as Administrative Agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the ratable benefit of itself and the Lenders (as defined below) (the Administrative Agent and the Lenders, individually each a “Beneficiary”, and collectively, the “Beneficiaries”).

WITNESSETH:

A. Flotek Industries, Inc., a Delaware corporation (the “Borrower”), Wells Fargo Bank, National Association, as administrative agent (the “Original Agent”), and various lenders party thereto (the “Original Lenders”) are parties to that certain Credit Agreement dated as of March 31, 2008 (as heretofore amended, restated, supplemented or otherwise modified from time to time, the “Original Credit Agreement”).

B. In connection with the Original Credit Agreement, the Guarantors executed a Guaranty Agreement dated as of March 31, 2008 (as heretofore amended, restated, supplemented or otherwise modified from time to time, the “Original Guaranty”) in favor of the Original Agent.

C. Pursuant to a Nonrecourse Assignment Agreement (Syndicated Faciity) dated as of March 17, 2010, the Original Lenders and the Original Agent assigned all of their rights and obligations under, among other things, the Original Credit Agreement and the Original Guaranty to the Administrative Agent and the Lenders (as defined in the Credit Agreement defined below).

D. The Borrower, the Administrative Agent and the lenders party thereto from time to time (the “Lenders”) are party to that certain Amended and Restated Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Borrower, the Administrative Agent and the Lenders agreed to amend and restate the Original Credit Agreement in its entirety.

E. It is a condition precedent to the effectiveness of the Credit Agreement that the Guarantors execute and deliver this Guaranty to amend and restate the Original Guaranty in its entirety as set forth herein without constituting a novation of the obligations, liabilities and indebtedness of the Guarantors thereunder

F. Each Guarantor is a Subsidiary of the Borrower and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement).

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantors and the Administrative Agent for the benefit of the Beneficiaries, do hereby further agree to amend and restate the Original Guaranty as follows:

AGREEMENT

Section 1. Definitions. All capitalized terms not otherwise defined in this Guaranty that are defined in the Credit Agreement shall have the meanings assigned to such terms by the Credit Agreement.

Section 2. Guaranty.

(a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment and performance, when due, whether at stated maturity, by acceleration or otherwise, of all Obligations, whether absolute or contingent and whether for principal, interest (including, without limitation, interest that but for the existence of a bankruptcy, reorganization or similar proceeding would accrue), fees, amounts required to be provided as collateral, indemnities, expenses or otherwise (collectively, the “Guaranteed Obligations”). Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Administrative Agent or any Lender under the Credit Documents but for the fact that they are unenforceable or not allowable due to insolvency or the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

(b) It is the intention of the Guarantors and each Beneficiary that the amount of the Guaranteed Obligations guaranteed by each Guarantor shall be in, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer and similar Legal Requirement applicable to such Guarantor. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or in any other agreement or instrument executed in connection with the payment of any of the Guaranteed Obligations, the amount of the Guaranteed Obligations guaranteed by a Guarantor under this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantor’s obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.

Section 3. Guaranty Absolute. Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto but subject to Section 2(b) above. The liability of each Guarantor executing this Guaranty, and of any other Person or entity guarantying any or all of the Guaranteed Obligations, shall be joint and several. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Person under the Credit Documents, and a separate action or actions may be brought and prosecuted against a Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower, any other Guarantor or any other Person or whether the Borrower, any other Guarantor or any other Person is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a) any lack of validity or enforceability of any Credit Document or any agreement or instrument relating thereto or any part of the Guaranteed Obligations being irrecoverable;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any Person under the Credit Documents, or any other amendment or waiver of or any consent to departure from any Credit Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or otherwise;

(c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other obligations of any other Person under the Credit Documents or any other assets of the Borrower or any of its Subsidiaries;

(e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its Subsidiaries;

(f) any failure of any Lender, the Administrative Agent or any other Beneficiary to disclose to the Borrower or any Guarantor any information relating to the business, condition (financial or otherwise), operations, properties or prospects of any Person now or in the future known to the Administrative Agent, any Lender or any other Beneficiary (and each Guarantor hereby irrevocably waives any duty on the part of any Beneficiary to disclose such information);

(g) any signature of any officer of the Borrower being mechanically reproduced in facsimile or otherwise; or

(h) any other circumstance or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Guarantor or any other guarantor, surety or other Person.

Section 4. Continuation and Reinstatement, Etc. Each Guarantor agrees that, to the extent that payments of any of the Guaranteed Obligations are made, or any Lender or the Administrative Agent receives any proceeds of Collateral, and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. EACH GUARANTOR SHALL DEFEND AND INDEMNIFY EACH BENEFICIARY FROM AND AGAINST ANY CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE UNDER THIS SECTION 4 (INCLUDING REASONABLE ATTORNEYS’ FEES AND EXPENSES) IN THE DEFENSE OF ANY SUCH ACTION OR SUIT, INCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE ARISING AS A RESULT OF THE INDEMNIFIED

BENEFICIARY’S OWN NEGLIGENCE BUT EXCLUDING SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED BENEFICIARY’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR BAD FAITH.

Section 5. Waivers and Acknowledgments.

(a) Each Guarantor hereby waives promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property or exhaust any right or take any action against the Borrower or any other Person or any collateral.

(b) Each Guarantor hereby irrevocably waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c) Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements involving the Borrower or any Subsidiary of the Borrower contemplated by the Credit Documents and that the waivers set forth in this Guaranty are knowingly made in contemplation of such benefits.

Section 6. Subrogation and Subordination.

(a) No Guarantor will exercise any rights that it may now have or hereafter acquire against the Borrower or any other Person to the extent that such rights arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty or any other Credit Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Beneficiary against the Borrower or any other Person, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Person, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and any and all other amounts payable by the Guarantors under this Guaranty shall have been paid in full in cash and all Commitments shall have expired or terminated. If any amount shall be paid to a Guarantor in violation of the preceding sentence at any time prior to (a) the payment in full in cash of the Guaranteed Obligations and any and all other amounts payable by the Guarantors under this Guaranty and (b) the termination of the Commitments, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and any and all other amounts payable by the Guarantors under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit Documents.

(b) Each Guarantor and the Borrower agrees that all Subordinated Guarantor Obligations (as hereinafter defined) are and shall be subordinate and inferior in rank, preference and priority to all obligations of such Guarantor in respect of the Guaranteed Obligations hereunder, and the Borrower and such Guarantor shall, if requested by the Administrative Agent, execute a subordination agreement reasonably satisfactory to the Administrative Agent to more fully set out the terms of such subordination. Each Guarantor and the Borrower agrees that none of the Subordinated Guarantor Obligations shall be secured by a Lien on any Collateral or any other assets of such Guarantor or any ownership interests in any Subsidiary of such Guarantor. “Subordinated Guarantor Obligations” means any and all obligations and liabilities of a Guarantor owing to the Borrower or any other Guarantor, direct or contingent, due or to become due, now existing or hereafter arising, including, without limitation, all future advances, with interest, attorneys’ fees, expenses of collection and costs.

Section 7. Representations and Warranties. Each Guarantor hereby represents and warrants as follows:

(a) There are no conditions precedent to the effectiveness of this Guaranty. Such Guarantor benefits from executing this Guaranty.

(b) Such Guarantor has, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from the Borrower and each other relevant Person on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial and otherwise), operations, properties and prospects of the Borrower and each other relevant Person.

(c) The obligations of such Guarantor under this Guaranty are the valid, binding and legally enforceable obligations of such Guarantor, (except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws at the time in effect affecting the rights of creditors generally and (ii) general principles of equity whether applied by a court of law or equity), and the execution and delivery of this Guaranty by such Guarantor has been duly and validly authorized in all respects by all requisite corporate, limited liability company or partnership actions on the part of such Guarantor, and the Person who is executing and delivering this Guaranty on behalf of such Guarantor has full power, authority and legal right to so do, and to observe and perform all of the terms and conditions of this Guaranty on such Guarantor’s part to be observed or performed.

Section 8. Right of Set-Off. Upon the occurrence and during the continuance of any Event of Default, any Lender, the Administrative Agent and any other Beneficiary is hereby authorized at any time, to the fullest extent permitted by law, to set-off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by such Beneficiary to the account of each Guarantor against any and all of the obligations of the Guarantors under this Guaranty, irrespective of whether or not such Beneficiary shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Such Beneficiary shall promptly notify the affected Guarantor after any such set-off and application is made, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Beneficiaries under this Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which any Beneficiary may have.

Section 9. Amendments, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the affected Guarantor and the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 10. Notices, Etc. All notices and other communications provided for hereunder shall be sent in the manner provided for in Section 9.9 of the Credit Agreement in writing and mailed, telecopied or delivered, if to a Guarantor, at its address for notices specified in Schedule I to the Security Agreement, and if to the Administrative Agent or any Lender, at its address specified in or pursuant to the Credit Agreement. All such notices and communications shall be effective when delivered, except that notices and communications to the Administrative Agent shall not be effective until received by the Administrative Agent.

Section 11. No Waiver: Remedies. No failure on the part of the Administrative Agent or any other Beneficiary to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

Section 12. Continuing Guaranty: Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the payment in full of all Guaranteed Obligations and all other amounts payable under the Credit Documents (other than reimbursement and indemnity obligations which survive but are not yet due and payable) and the termination of all the Commitments, (b) be binding upon each Guarantor and its successors and assigns, and (c) inure to the benefit of and be enforceable by the Administrative Agent and each Lender and their respective successors, and, in the case of transfers and assignments made in accordance with the Credit Agreement, transferees and assigns. Without limiting the generality of the foregoing clause (c), subject to Section 9.7 of the Credit Agreement, any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject, however, in all respects to the provisions of the Credit Agreement. Each Guarantor acknowledges that upon any Person becoming a Lender or the Administrative Agent in accordance with the Credit Agreement, such Person shall be entitled to the benefits hereof.

Section 13. Governing Law. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York. Each Guarantor hereby irrevocably submits to the jurisdiction of any New York state or federal court sitting in New York in any action or proceeding arising out of or relating to this Guaranty and the other Credit Documents, and each Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. Each Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding. Each Guarantor hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to such Guarantor at its address set forth in the Credit Agreement or set forth on the signature page of this Guaranty. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the rights of any Beneficiary to serve legal process in any other manner permitted by the law or affect the right of any Beneficiary to bring any action or proceeding against any Guarantor or its Property in the courts of any other jurisdiction.

Section 14. INDEMNIFICATION. EACH GUARANTOR SHALL INDEMNIFY EACH OF THE BENEFICIARIES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM, AND DISCHARGE, RELEASE, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES, OR DAMAGES OF ANY KIND OR NATURE WHATSOEVER TO WHICH ANY OF THEM MAY BECOME SUBJECT RELATING TO OR ARISING OUT OF THIS GUARANTY, INCLUDING ANY LIABILITIES, OBLIGATIONS, LOSSES, CLAIMS, EXPENSES, OR DAMAGES WHICH ARISE OUT OF OR RESULT FROM (A) ANY ACTUAL OR PROPOSED USE BY THE BORROWER, ANY GUARANTOR OR ANY AFFILIATE OF THE BORROWER OR ANY GUARANTOR OF THE PROCEEDS OF THE ADVANCES, (B) ANY BREACH BY THE BORROWER OR ANY GUARANTOR OF ANY PROVISION OF THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT, (C) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING (INCLUDING ANY THREATENED INVESTIGATION OR PROCEEDING) RELATING TO THE FOREGOING, (D) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATING TO THE PRESENT OR PREVIOUSLY-OWNED OR OPERATED PROPERTIES OF THE BORROWER, ANY GUARANTOR OR THE OPERATIONS OR BUSINESS, OF THE BORROWER OR ANY GUARANTOR INCLUDING ANY MATTERS DISCLOSED WITHIN THE CREDIT AGREEMENT, OR (E) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATED TO THE BORROWER’S OR ANY GUARANTOR’S PROPERTIES AND EACH GUARANTOR SHALL REIMBURSE THE BENEFICIARIES AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS UPON DEMAND FOR ANY REASONABLE OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE OUTSIDE LEGAL FEES) INCURRED IN CONNECTION WITH ANY SUCH INVESTIGATION, LITIGATION OR OTHER PROCEEDING; AND EXPRESSLY INCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES, OR EXPENSE INCURRED BY REASON OF THE PERSON BEING INDEMNIFIED’S OWN NEGLIGENCE, BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, CLAIMS, DAMAGES OR EXPENSES THAT IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PERSON’S GROSS NEGLIGENCE, WILLFUL MISCONDUCT, OR BAD FAITH.

Section 15. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY AND HAS CONSULTED WITH COUNSEL OF ITS CHOICE, AND HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER CREDIT DOCUMENT, OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 16. Additional Guarantors. Pursuant to Section 5.6 of the Credit Agreement, certain Subsidiaries of the Borrower that were not in existence on the date of the Credit Agreement are required to enter into this Guaranty as a Guarantor upon becoming a Subsidiary. Upon execution and delivery after the date hereof by the Administrative Agent and such Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Guaranty shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

Section 17. USA Patriot Act. Each Beneficiary that is subject to the Act (as hereinafter defined) hereby notifies each Guarantor that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies such Guarantor, which information includes the name and address of such Guarantor and other information that will allow such Beneficiary or the Administrative Agent, as applicable, to identify such Guarantor in accordance with the Act. Following a request by any Beneficiary, each Guarantor shall promptly furnish all documentation and other information that such Beneficiary reasonably requests in order to comply with the its ingoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

Section 18. Miscellaneous. THIS GUARANTY AND THE CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THE LIABILITY OF ALL PERSONS AND ENTITIES WHO ARE IN ANY MANNER OBLIGATED HEREUNDER SHALL BE JOINT AND SEVERAL. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Section 19. Amendment to and Restatement of Earlier Agreement. This Guaranty constitutes an amendment to, and a complete restatement of, the Original Guaranty, but does not constitute a novation of the obligations, liabilities and indebtedness of the Grantors thereunder.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed as of the date first above written.

GUARANTORS:

TELEDRIFT COMPANY

FLOTEK PAYMASTER, INC.

MATERIAL TRANSLOGISTICS, INC.

PETROVALVE, INC.

TURBECO, INC.

USA PETROVALVE, INC.

FLOTEK INTERNATIONAL, INC.

PADKO INTERNATIONAL INCORPORATED

FLOTEK ECUADOR INVESTMENTS, LLC

FLOTEK ECUADOR MANAGEMENT, LLC

By	/s/ John Chisholm
John Chisholm
President

SOONER ENERGY SERVICES, LLC CESI MANUFACTURING, LLC CESI CHEMICAL, INC.

By	/s/ John Chisholm
John Chisholm
Chief Executive Officer

FLOTEK INDUSTRIES FZE

By	/s/ John Chisholm
John Chisholm
President

BORROWER: FLOTEK INDUSTRIES, INC.

By	/s/ John Chisholm
John Chisholm
President

Signature Page to Amended and Restated Guaranty Agreement

Annex 1 to the Guaranty Agreement

SUPPLEMENT NO.              dated as of                      (the “Supplement”), to the Amended and Restated Guaranty Agreement dated as of             , 2010 (as amended, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), by each subsidiary of the Borrower party thereto (individually each a “Guarantor” and collectively, the “Guarantors”) and in favor of Whitebox Advisors LLC, as Administrative Agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the ratable benefit of the Beneficiaries (as defined in the Guaranty Agreement).

A. Reference is made to the Amended and Restated Credit Agreement dated as of             , 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Flotek Industries, Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty Agreement and the Credit Agreement.

C. The Guarantors entered into the Guaranty Agreement in order to induce the Lenders to make Advances to the Borrower. Section 16 of the Guaranty Agreement provides that additional Subsidiaries of the Borrower may become Guarantors under the Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Borrower (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Guaranty Agreement in order to induce the Lenders to continue to extend certain credit accommodations to the Borrower.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 16 of the Guaranty Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guaranty Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guaranty Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof. Each reference to a “Guarantor” in the Guaranty Agreement shall be deemed to include the New Guarantor. The Guaranty Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the other Beneficiaries that this Supplement has been duly authorized, executed and delivered by it by all requisite corporate limited liability company or partnership action and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

Annex 1 to Amended and Restated Guaranty Agreement

SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by fax transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Guaranty Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The New Guarantor hereby irrevocably submits to the jurisdiction of any New York state or federal court sitting in New York in any action or proceeding arising out of or relating to this Supplement or the Guaranty and the other Credit Documents, and the New Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. The New Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding. The New Guarantor hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to such Guarantor at its address set forth on the signature page hereof. The New Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section shall affect the rights of any Beneficiary to serve legal process in any other manner permitted by the law or affect the right of any Beneficiary to bring any action or proceeding against the New Guarantor or its Property in the courts of any other jurisdiction.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 10 of the Guaranty Agreement.

THIS SUPPLEMENT, THE GUARANTY AGREEMENT AND THE OTHER CREDIT DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT REFERRED TO IN THIS

Annex 1 to Amended and Restated Guaranty Agreement

SUPPLEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the Guaranty Agreement as of the day and year first above written.

[Name of New Guarantor]

By:
Name:
Title:

Whitebox Advisors LLC, as Administrative Agent

By:
Name:
Title:

Annex 1 to Amended and Restated Guaranty Agreement